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                                  EXHIBIT 10.26

                  CHEMED CORPORATION EXCESS BENEFIT PLAN NO. 1
                                 AMENDMENT NO. 2

         The Chemed Corporation Excess Benefit Plan No. 1 (the "Plan") is hereby amended effective November 7, 2003 as follows:

         1. The Name of Plan shall be changed to Roto-Rooter, Inc. Excess Benefit Plan No. 1.

         2. Section 1 of the Plan shall be rewritten in its entirety to read as follows:

                  1.       Purpose of the Plan

                           To induce the employment or continued employment of key employees of the company and it Subsidiaries and the service of Directors to compete with other corporations offering comparable benefits in order that the interests of the Company and its Subsidiaries may be advanced.

         3. Sections 2 (g), (i) and (j) shall be rewritten in their entirety to read as follows:

                  (g)      "Company" - Roto-Rooter, Inc., a Delaware
                           Corporation.

                  (i) "Eligible Employee" - A (i) Director or (ii) a management or highly compensated Employee other than a Union Employee who participates in or who, but for the section 415 limitations of the Code, would participate in, any one or more of the Base Plans, and is designated by the Committee from time to time as eligible to participate in the Plan. Such designation may be revoked at any time if the Committee determines that the Employee ceases to be a management or highly compensated Employee.

                  (j) "Employee" - Any person who is employed by the Company or a Subsidiary or is a Director of the Company.

         4. Section 8.1 of the Plan shall be rewritten in its entirety as follows:

                  8.1 Full Vesting. Participants will have a fully vested interest in amounts credited to their accounts hereunder upon Retirement, Severance while eligible for Retirement, Permanent Disability or upon death prior to Retirement or Permanent Disability. All salary reduction contributions are fully vested.

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         5.       Section 10.1 (a) shall be rewritten in its entirety as
                  follows:

                  (a) The Benefit Amounts shall become payable upon the later of (i) the Participant's termination or employment with the Company or Subsidiary or (ii) the date the Participant ceases to be a Director of the Company or (iii) the date selected by the Participant ("Payment Date"). The vested portion of the Benefit Amounts shall be valued and paid to the Participant or his Beneficiary commencing as of the Valuation Date coinciding with or next following the Payment Date. The Payment Date shall not be subject to modification unless one of the following events occurs:

                           (1) The Participant makes an election to change the Payment Date which is then in effect ("Modified Payment Date") provided that any such subsequent election must occur (i) no earlier than 1 year after the date on which the election then in effect was made and
                                    (ii) no less than 2 years prior to the
                                    Payment Date then in effect.

                           (2) The Committee, in its sole and absolute discretion, consents to the Participants' election of a Modified Payment Date.

                           (3) The Participant elects a Modified Payment Date and the election does not satisfy (1) or (2) above. In such event, the Participant's accounts under the Plan shall be reduced by an amount equal to 10% of the value of such accounts as of the Valuation Date coincident with or next following the Modified Payment Date.

         6. In all other respects, the Plan shall remain in full force and effect.

                                   CERTIFICATE

         The undersigned, Secretary of Roto-Rooter, Inc., hereby certifies that the foregoing is a true and correct copy of Amendment No. 2 to its Excess Benefit Plan No. 1.

         Signed in Cincinnati, Ohio as of this 7th day of November, 2003.

                                             /s/ Naomi C. Dallob
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                                             Naomi C. Dallob, Secretary